EXHIBIT 99.906CERT

                Certification Pursuant to 18 U.S.C. Section 1350,

                             As Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

         Brian T. Jeffries, principal executive officer, and Lynn H.

Waterloo, principal financial officer, of the Ambassador Money Market Fund

(the "Registrant"), each certify to the best of his/her knowledge that:

   1.    The Registrant's semi-annual report on Form N-CSR for the period ended January 31, 2007 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange

      Act of 1934, as amended; and

   2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 3, 2007

/s/ Brian T. Jeffries                   /s/Lynn H. Waterloo

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Brian T. Jeffries                       Lynn H. Waterloo

Principal Executive Officer             Principal Financial Officer